TCW TRANSFORM SYSTEMS ETF (PWRD)

Summary Prospectus

February 28, 2026

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (“SAI”) and more recent reports to shareholders, at no cost by visiting https://tcw.com or by calling (866) 364-1383. The fund’s prospectus and SAI, both dated February 28, 2026, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

Shares of the fund are listed and traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”).

FUND SUMMARY — TCW Transform Systems ETF (the “Fund”)

Investment Objective: The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses(1)

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	The investment advisory agreement between TCW ETF Trust (the “Trust”) and TCW Investment Management Company LLC (“TCW” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$242	$425	$967

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 52%. The Fund’s portfolio turnover rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares.

Principal Investment Strategies:

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to invest in companies that the Adviser believes will benefit from global transformation in the systems supporting how energy and power are sourced, produced, and consumed. Government policy and public demand are shifting the global economy towards more efficient and lower net-emission energy systems. This large-scale systems change is creating unique opportunities in the public markets, particularly in “brown” or “grey” old-economy businesses that require huge investments as the way consumers source and use energy and power changes. The Fund portfolio will include companies that the Adviser believes will either lead or win in the transition, where efficiency and alternative approaches are highly valued, or enable these shifts.

Target companies are typically chosen from companies included in the Morningstar® US Market Extended TR USD Index℠ but may be selected from a universe of US- and non-US-listed equity securities. The Morningstar® US Market Extended TR USD Index℠ measures the performance of US securities and targets 99.5% market capitalization coverage of the investable universe. It is a diversified broad market index and does not incorporate sustainability criteria.

The key criteria by which the Adviser assesses companies for investment by the Fund, in addition to traditional operational and financial performance and valuation, are expected to include consideration of whether a company’s business practices, products, or services are designed to enable or benefit from the shift in energy and power systems. In particular, companies are expected to play a role in the overhauling of several key systems supporting this transformation, including but not limited to:

●	Transportation: the world’s transportation systems require major updates to keep up with the energy transformation. This includes the end-to-end supply chains of battery-powered electric vehicles – which rely on numerous inputs and processes including minerals, mining, and semiconductors. This transformation also encompasses other major transportation industries, such as commercial freight which includes railroads and various forms of trucking, and commercial aviation, which is transforming to become more fuel efficient, resulting in fuel savings and materially lower airline operating costs.

●	Electric Grid: the electric grid needs to be overhauled and expanded to accommodate new, intermittent sources of energy and the planet’s increased demand for electricity. This transformation requires investment in grid infrastructure including equipment such as transmission lines, substations and transformers while also requiring significant enhancements in grid technology, digitization, and intelligent monitoring devices. Further this investment will draw heavily upon raw materials such as copper to lay the foundation for the electric grid of the future.

●	Power Generation: the energy transformation is significantly impacting how the world generates energy. This impacts companies who currently provide renewable energy solutions, but also existing energy companies, like those in Oil and Gas, that are adapting to be more efficient, as well as the companies that enable their transition.

●	Enablers to the transformation of energy systems including commercial services such as waste management, equipment rental and engineering and construction; information technology businesses such as semiconductor and software companies; capital goods manufacturers and distributors; automation providers and others.

The Adviser believes the transformation of these systems can have a major compounding effect on industries across the economy. For instance, there is increased demand for waste management services and cost-efficient plastics recycling, which minimizes the energy required to create new plastic material. Similarly, the increased demand for energy-intensive data centers is driving the need for more energy efficient solutions at these sites.

Through its disciplined, bottom-up investment process, the Adviser attempts to construct a concentrated portfolio of companies that are well-positioned to take advantage of the opportunities this transformation presents. In considering potential investments, the Adviser will generally use a proprietary framework which includes fundamental analysis (such as company financial modeling and valuation analysis), combined with quantitative and thematic data, such as those that account for the complexity of the interconnecting systems in the transition, to identify companies with competitive advantages that the Adviser believes are trading at discounts to intrinsic value. The Fund will take an active management approach in responding to the complexities and developments of this systems transformation.

The Fund will invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in portfolio companies that the Adviser believes are either poised to transform or are actively in the process of transforming the systems supporting how energy and power are sourced, produced or consumed (e.g., “brown-to-grey” businesses that are transforming to generate some energy from renewable sources and/or to generate energy more efficiently) or that provide goods or services that aid other businesses in effecting such systems transformation, in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest up to 20% of the value of its net assets, plus the amount of any borrowings for investment purposes, in cash and cash equivalents and securities that do not meet the foregoing test. The key criteria, as discussed above, by which the Adviser assesses companies for investment by the Fund will be applied to all investments by the Fund except for temporary investments or investments in cash equivalents.

The Adviser may consider environmental and governance risk factors as part of its investment process, particularly in considering how each company’s management of these factors may ultimately drive financial performance. The Adviser does not use aggregated environmental or governance ratings or rankings to exclude specific companies or sectors from investment, but instead generally uses its own proprietary analysis of each company’s risk factors to make better informed decisions.

The Fund invests in U.S.-listed equity, American Depositary Receipts (ADRs) and non-U.S. developed and emerging market-listed securities, which over time may vary as market and investment opportunities change. The Fund’s investments may include micro-, small-, medium- and large-capitalization companies. The Adviser expects to hold between 20-40 equities within the Fund’s portfolio. The Fund’s equity securities include, but are not limited to, common stock, preferred stock and private investments in public equity (“PIPEs”).

In furtherance of its investment objective and where the Adviser believes it will be rewarded in the stock price, the Fund seeks to encourage best practices in corporate governance through the application of its proxy voting guidelines and it may have dialogue with management of the portfolio companies. The proxy voting guidelines are based on a commitment to protecting and enhancing the value of the Fund’s assets and driving increased transparency in order to create long-term value. Additional information on the Adviser’s proxy voting guidelines is included in the Fund’s SAI, and a copy of the proxy voting policy is available at: https://www.tcw.com/ Global-Proxy-Voting-Policy.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received), however it is a priority of the Adviser and the Fund to vote all proxies, so securities lending revenue may be foregone as a result. The Fund is a “non-diversified” fund, and, as such, may invest a greater percentage of its assets in the securities of a single issuer than funds that are “diversified.”

Principal Investment Risks:

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return and ability to meet its investment objective.

ETF Structure Risks. The Fund is structured as an ETF and is subject to the special risks, including:

Not Individually Redeemable. Shares are not individually redeemable by retail investors and may be redeemed from the Fund only by Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough shares to constitute a Creation Unit.

Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. Trading in shares on the NASDAQ may be halted due to market conditions or for reasons that, in the view of the NASDAQ, make trading in shares inadvisable, such as extraordinary market volatility. There can be no assurance that shares will continue to meet the listing requirements of the NASDAQ. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Market Price Variance Risk. The market price of the Fund’s shares will fluctuate in response to changes in NAV and supply and demand for shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that shares may trade at a discount to NAV.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV. Additionally, in stressed market conditions, the market for the ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for a Fund’s portfolio holdings, which may cause a significant variance in the market price of the ETF Class shares and their underlying value as well as an increase in the ETF Class shares’ bid-ask spread.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Fund’s shares on the NASDAQ. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time.

Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Active Ownership Risk. Active ownership can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. In the event that an affiliate of the Fund or its investment adviser is engaged in an activist campaign with respect to a portfolio company, the Fund may be foreclosed from taking certain actions with respect to that company as a result of prohibitions on engaging in joint transactions with affiliates under Section 17(d) of the 1940 Act or as a result of other regulatory or fiduciary concerns. In addition, while the Fund intends to seek select opportunities to actively engage with one or more portfolio companies, it may only be able to do so in limited circumstances where no other affiliated fund has elected to do so with respect to the same portfolio companies. The Fund intends to be focused and directed in the selection of opportunities to actively engage with its portfolio companies. However, the foregoing restrictions and priorities may limit the Fund’s ability to engage with some of those select opportunities.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Market Risk. The Fund could lose money over short periods due to short term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.

Non-Diversification Risk. Non-diversification risk is the risk that the Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because of a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

PIPEs Risk. PIPEs are securities purchased in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities. Shares issued in PIPEs are not registered with the SEC and may not be sold unless registered with the SEC or pursuant to an exemption from registration. Generally, an issuer of shares in a PIPE may agree to register the shares after a certain period from the date of the private sale. This restricted period can last many months. Until the public registration process is completed, the resale of the PIPE shares is restricted. Generally, such restrictions cause the PIPE shares to be illiquid during this time. If the issuer does not agree to register the PIPE shares, the shares will remain restricted, not be freely tradable and may only be sold pursuant to an exemption from registration. Even if the PIPE shares are registered for resale, there is no assurance that the registration will be in effect at the time the Fund elects to sell the shares.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

Foreign Securities Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities and securities denominated in foreign currencies. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that there may not be protection against failure by other parties to complete transactions, and that it will be difficult to obtain or enforce legal judgments in certain countries. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. Such risks may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for shares and cause the Fund to decline in value.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

American Depositary Receipt (“ADR”) Risk. ADRs are receipts issued by US banks evidencing ownership in securities of foreign issuers. Securities of foreign issuers, and consequently ADRs, may decrease in value due to changes in currency exchange rates, the economic climate in the issuer’s home country or for a variety of other reasons.

Risk of Reliance on Third-Party Data Sources. The Adviser intends to evaluate its portfolio companies in part through the use of third-party data sources. The data provided by such third parties may be limited or only take into account one, or a few, of many related components of portfolio companies. As a result, the approach taken by the Fund with respect to a specific portfolio company may differ materially depending upon which third party data source or sources it uses. The Fund’s reliance upon such third-party data sources may also expose it to data errors on the part of such sources.

Performance: The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for the one-year and since inception periods compared to that of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS*

(For the period ended December 31, 2025)

*	For the period shown in the bar chart above:

Best Quarter	2nd Quarter of 2025	29.37%
Worst Quarter	2nd Quarter of 2022	(19.05)%

	Year 1	Life of Fund (2/2/2022)
Return Before Taxes	32.58%	18.94%
Return After Taxes on Distributions	32.50%	18.76%
Return After Taxes on Distributions and Sale of Fund Shares	19.33%	15.14%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)(1)	17.88%	12.44%

(1)	The S&P 500® Index measures the performance of the 500 largest companies listed on stock exchanges in the U.S.

The Fund’s fiscal year end is October 31. The Fund’s most recent quarterly return (since the end of the last fiscal year) through January 31, 2026 was -2.41%.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting https://tcw.com or by calling (866) 364-1383.

Investment Adviser: TCW Investment Management Company LLC is the investment adviser to the Fund.

Portfolio Manager: Eli Horton and Love Ghotra are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio. Messrs. Horton and Ghotra have been portfolio managers of the Fund since October 2022 and February 2026, respectively. Mr. Horton is a Managing Director at the Adviser. Mr. Ghotra is a Senior Vice President at the Adviser.

Purchase and Sale of Fund Shares: The Fund is an exchange-traded fund (commonly referred to as an “ETF”). The Fund will issue and redeem shares at NAV only in large blocks of shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay certain intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.